UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2002


                                   PRIME GROUP REALTY TRUST
                    (Exact name of registrant as specified in its charter)



                  MARYLAND                      1-13589          36-4173047
                  ----------------------------------------------------------
                       (State or other jurisdiction of (Commission File
                                (I.R.S. Employer
                  incorporation or organization) Number) Identification No.)


       77 West Wacker Drive, Suite 3900, Chicago, Illinois                60601
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                         (Address of principal executive offices) (Zip Code)



             Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
                (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

     Prime Group Realty Trust, a Maryland real estate investment trust (the "Company"), and the Company's operating partnership, Prime Group Realty, L.P., a Delaware limited partnership (the "Operating Partnership"), closed a transaction on July 16, 2002 with Security Capital Preferred Growth Incorporated, a Maryland corporation ("SCPG"). The transaction was closed pursuant to the terms previously disclosed by the Company on a report filed on Form 8-K on June 14, 2002 (the "6-14-02 Form 8-K") and the terms set forth below.

     Prior to the closing, SCPG was the sole holder of the Company's Series A Cumulative Convertible preferred shares (the "Series A Shares"). At the closing, the Operating Partnership purchased all of the Series A Shares for a total redemption price of $42.28 million. The foregoing price represents the $40 million liquidation preference of the Series A Shares plus accrued distributions, including the accrued deferred payment amount, to the date of redemption. In addition to the foregoing, SCPG simultaneously loaned the Operating Partnership an additional $15.0 million.

     The Operating Partnership issued to SCPG (i) an exchangeable note (the "Exchangeable Note") in the principal amount of $37.28 million, and (ii) a nonexchangeable note (the "$20M Note") in the principal amount of $20.0 million. The Operating Partnership purchased the Series A Shares by issuing the Exchangeable Note to SCPG and paying SCPG $5.0 million of the proceeds from the $20M Note, resulting in net proceeds to the Company of approximately $15.0 million. The principal amount of the Exchangeable Note is exchangeable by its terms for the Company's common shares at an exchange price of $20 per share, subject to anti-dilution adjustments.

     In order to permit the redemption of the Series A Shares under the Company's charter, the Company's Board of Trustees conditionally declared distributions on its Series B Cumulative Redeemable preferred shares (the "Series B Shares") for the first, second and third quarters of 2002, at the quarterly rate of $0.5625 per share. This declaration of dividends became effective July 16, 2002 upon the closing of the SCPG transaction. The record date for the first and second quarter 2002 dividends on the Series B Shares will be July 31, 2002, and the payment date will be August 15, 2002. The record date for the third quarter dividends on the Series B Shares will be September 30, 2002, and the payment date will be October 31, 2002. Except for the foregoing declaration on its Series B preferred shares, the Company's existing suspension of quarterly distributions on its preferred and common shares presently remains unchanged. Approximately $6.75 million of the proceeds from the $20M Note will be used to fund the payment of distributions on the Company's Series B Shares for the first, second and third quarters of 2002. The balance of the loan proceeds will be used to fund certain escrow accounts described below, pay expenses related to the transactions and for general operating purposes.

     The summaries of the SCPG transaction contained in this Current Report on Form 8-K are qualified in their entirety by references to the Securities Purchase and Exchange Agreement attached to the 6-14-02 Form 8-K as Exhibit No.
99.1 and to the $20M Note, the Exchangeable Note, Amendment No. 1 to the Securities Purchase and Exchange Agreement, the Registration Agreement, the Series A-1 Share Purchase Warrant, The Series A-2 Share Purchase Warrant, the Series B Share Purchase Warrant and the Series C Share Purchase Warrant, all of which are filed respectively as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6,
99.7 and 99.8 hereto and incorporated herein by reference.

     The initial total interest rate on the Exchangeable Note is 11.50% per annum, which will increase to 12.00% per annum on August 6, 2002, 12.50% per annum on November 4, 2002 and 12.75% per annum on February 2, 2003, and will be compounded quarterly. The total interest rate on the $20M Note is 15.00% per annum compounded quarterly. Interest only payments on the notes are to be paid currently on a quarterly basis at a rate of 7.50% per annum, with the balance of the total interest being added to outstanding principal. Each of the notes also has a fee of 0.75% for any principal repayments, whether at maturity or earlier, provided that the fee shall be reduced to 0.25% for any principal repaid within 45 days after the closing date. The notes are secured by mortgages on approximately 123 acres of vacant land owned by the Company in several Chicago suburban areas, as well as the pledge by the Operating Partnership of certain equity interests in specified property-level subsidiaries of the Company. The equity interests in the property-level subsidiaries being pledged consist of a pledge of (i) 49.9% of the membership interests in 180 N. LaSalle, L.L.C., (ii) 70% of the membership interests in each of the following entities: 342 Carol Lane, L.L.C., 343 Carol Lane, L.L.C., 370 Carol Lane, L.L.C. 388 Carol Lane, L.L.C., 200 E. Fullerton, L.L.C, 3510 Randy Road, L.L.C., 550 Kehoe Blvd., L.L.C,. 4160 Madison Street, L.L.C., 4211 Madison Street, L.L.C., 4300 Madison Street, L.L.C., 1051 N. Kirk Road, L.L.C., 1401 S. Jefferson, L.L.C.,11039 Gage Avenue, L.L.C., 11045 Gage Avenue, L.L.C., 4343 Commerce Court, L.L.C., 1301 E. Tower Road, L.L.C., 1600 167th Street, L.L.C., and 4343 Commerce Court, L.L.C.,
(iii) 100% of the membership interests in Prime Aurora, L.L.C. and (iv) Phoenix Office, L.L.C.'s right to receive distributions from Plumcor/Thistle, L.L.C. The Company and the Operating Partnership's affiliates owning the vacant land guaranteed the obligations of the Operating Partnership under the notes and the Purchase Agreement.

     Under the terms of the notes, SCPG may require repayment of all or a portion of the outstanding principal of the notes upon the occurrence of certain change of control events or if the Company's common shares cease to be listed for trading on a national securities exchange or included for quotation on the Nasdaq National Market. In addition, certain mandatory prepayments of the notes will be required in the event of specified asset sales by the Company.

     There is a 2.00% prepayment fee on the principal amount being prepaid under each of the notes in the event of prepayments relating to certain "changes of control" of the Company if approved by the Company's Board of Trustees. Any repayments of principal on the notes must first be made on the Exchangeable Note until it is repaid, and then may be made on the $20M Note.

     The transaction documents contain certain negative, affirmative and financial covenants. Among the covenants, the Company will not be permitted to declare and pay any distributions on its outstanding equity securities so long as the notes remain outstanding, except that the Company may pay distributions on its Series B Shares to the extent that the Company prepays the notes in an amount equal to such distributions. In addition, the transaction documents contain other financial covenants that will become applicable one year after the closing of the transactions, if any amounts evidenced by the notes remain outstanding.

     The Exchangeable Note and the $20M Note each have one year terms, which may be extended for up to two periods of six months each, provided, among other things, that the aggregate outstanding principal amount of the notes at the time of the first extension is not greater than $40 million and at the time of the second extension is not more than $25 million. The Company must pay an extension fee of 1/2% of the aggregate outstanding principal amount of the notes at each time an extension option is exercised.

     As part of the foregoing transactions, the Company has issued to SCPG Series A-1 warrants to purchase up to 500,000 common shares at $9.00 per share and Series A-2 warrants to purchase up to 500,000 common shares at $7.50 per share. The Series A-1 and Series A-2 warrants are structured so that only a maximum of 500,000 of the warrants may be exercised. The Series A-1 warrants will expire if the notes are not repaid on or before April 1, 2003, and the Series A-2 warrants are exercisable only in the event the notes are not repaid on or before April 1, 2003. The Company has also issued to SCPG additional Series B and Series C warrants to purchase common shares which are exercisable only in the event the notes are not repaid on or before April 1, 2003. If exercisable, the Series B warrants will allow SCPG to purchase 250,000 common shares at $10.00 per share and the Series C warrants will allow SCPG to purchase up to 250,000 common shares at $12.50 per share. The warrants will contain antidilution adjustment provisions and will expire on the fifth anniversary of their issuance, except as specified above. The Company has also granted to SCPG certain demand and incidental registration rights in respect of any common shares SCPG may receive upon the exchange of any principal of the Exchangeable Note or upon the exercise of any of the warrants.

     SCPG was also granted the right to name a trustee to the Company's Board, which right SCPG does not presently anticipate excercising.

     Although the Company will pay distributions on its Series B Shares for the first, second and third quarters of 2002, the Company currently does not anticipate that it will declare and pay distributions on the Series B preferred shares for the fourth quarter of 2002. Distributions on the Series B preferred shares are cumulative and will continue to accrue to the extent they are not declared and paid currently. Except as described above, the Company's existing suspension of quarterly distributions on its common shares and preferred shares remains unchanged and, as described above, the terms of the notes will prohibit payment of distributions on the Company's common shares so long as the notes are outstanding. Any future distributions in respect of the Company's common shares may not be paid unless all accrued but unpaid preferred share distributions have been or are concurrently satisfied.

     In order to obtain the consent of the construction and mezzanine lenders financing the Company's Dearborn Center project to complete the SCPG transaction, the Operating Partnership agreed, among other things, to deposit into escrow an additional $2.5 million to fund certain hard and soft costs relating to the project. The Operating Partnership also agreed to reallocate to other line items in the project budget $1.96 million of leasing commissions due to the Operating Partnership upon the occupancy of certain tenants in the Dearborn Center project.

     In addition, the Company agreed with the Dearborn Center lenders to establish an escrow account (the "Citadel Escrow") to secure the payment of certain costs associated with the subleasing of the space leased by Citadel Investment Group, L.L.C. ("Citadel") at One North Wacker Drive in Chicago, Illinois, which obligation was undertaken in connection with Citadel's lease of space in the Dearborn Center project. The Company agreed beginning January, 2003 to make monthly escrow payments of $1.0 million per month to an account to be used to pay these costs, of which the Company has pre-funded $4.0 million into the escrow to be applied to the monthly payments for June, July, August and September of 2003. The amount of the required monthly deposit will be reduced on a pro rata basis as the Citadel space is subleased, and any amounts deposited into the Citadel Escrow will be returned to the Company, as and when the Citadel space at One North Wacker Drive is subleased, subject to the satisfaction of certain conditions.

     In addition and in order to allow the Company to close the SCPG transaction, the Dearborn Center lenders agreed to modify various financial covenants contained in the loan documents. In exchange for the modifications, the Company agreed that if the Company desires to declare or pay any future dividends on its common or preferred shares, the Company must demonstrate compliance with the financial covenants under the Dearborn Center loans in existence prior to the foregoing modifications. The covenant modifications are as follows:

     a. The unrestricted cash liquidity covenant was reduced from $17.5 million to $7.5 million, and any funds in the Citadel Escrow in excess of $10.0 million will constitute unrestricted cash for the purposes of calculating the liquidity covenant;

     b. The unrestricted cash and FFO liquidity covenant contained only in the Dearborn Center mortgage loan documents was reduced from $22.5 million to $12.5 million, and any funds in the Citadel Escrow in excess of $10.0 million will constitute unrestricted cash for the purposes of calculating the liquidity covenant;

     c. The Consolidated EBITDA to Consolidated Total Interest Expense ratio was reduced from 165% to 140%;

     d. The Consolidated EBITDA to Consolidated Fixed Charges A ratio was reduced from 145% to 120%;

     e. The Consolidated EBITDA to Consolidated Fixed Charges B ratio was reduced from 125% to 105%; and

     f. Consolidated Net Worth will be calculated without reduction for accumulated depreciation.

     The defined terms used in clauses (a) through (f) above have the meanings referenced in the Omnibus Third Modification to Senior Loan Documents, the Omnibus Third Modification to Mezzanine Loan Documents and the Pledge, Assignment and Security Agreement (Second Senior Citadel Reserve Account), which are filed respectively as Exhibits 99.9, 99.10 and 99.11 hereto and incorporated herein by reference.

     In addition to the modifications to the Dearborn Center loan documents, the Operating Partnership, the Company and/or their affiliates also entered into various other loan amendments with certain lenders to enable the SCPG transaction to close. These modifications include an amendment to the mortgage loan documents for the National City Center building in Cleveland Ohio, which reduced the unrestricted cash liquidity covenant in the loan from $20.0 million to $7.5 million. A copy of the First Amendment to Loan Agreement (BRE/ City Center, L.L.C.) and the Reaffirmation and Amendment of Limited Guaranty (Loan to BRE/City Center, L.L.C.) relating to the National City Center loan are filed respectively as Exhibits 99.12 and 99.13 hereto and incorporated herein by reference.

     On July 16, 2002, the Company issued the Press Release  attached  hereto as
Exhibit 99.14, which is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits:



                 Exhibit
                   No.          Description

      99.1 Promissory Note dated July 16, 2002 in the principal amount of $20,000,000 from Prime Group Realty, L.P. in favor Security Capital Preferred Growth Incorporated
      99.2 Exchangeable Promissory Note dated July 16, 2002 in the principal amount of $37,279,909 from Prime Group Realty, L.P. in favor of Security Capital Preferred Growth Incorporated
      99.3 Amendment No. 1 to the Securities Purchase and Exchange Agreement dated as of July 16, 2002 among Security Capital Preferred Growth Incorporated, Prime Group Realty Trust and Prime Group Realty, L.P.
      99.4 Registration Agreement dated as of July 16, 2002 between Prime Group Realty Trust and Security Capital Preferred Growth Incorporated
      99.5 Series A-1 Share Purchase Warrant dated July 16, 2002 from Prime Group Realty Trust to Security Capital Preferred Growth Incorporated
      99.6 Series A-2 Share Purchase Warrant dated July 16, 2002 from Prime Group Realty Trust to Security Capital Preferred Growth Incorporated
      99.7 Series B Share Purchase Warrant dated July 16, 2002 from Prime Group Realty Trust to Security Capital Preferred Growth Incorporated
      99.8 Series C Share Purchase Warrant dated July 16, 2002 from Prime Group Realty Trust to Security Capital Preferred Growth Incorporated
      99.9 Omnibus Third Modification to Senior Loan Documents dated as of July 16, 2002 among Dearborn Center, L.L.C., Prime/Beitler Development Company, L.L.C., Bayerische Hypo-Und Vereinsbank AG, New York Branch, Penny Beitler, L.L.C. and J. Paul Beitler Development Company
     99.10 Omnibus Third Modification to Mezzanine Loan Documents dated as of July 16, 2002 among Prime/Beitler Development Company, L.L.C., Deutsche Bank Trust Company Americas, Vornado Realty Trust, MMBC Debt Holdings I, LLC, New York Life Insurance Company, Dearborn Center, L.L.C., Prime Group Realty, L.P., Penny Beitler L.L.C. and J. Paul Beitler Development Company
     99.11 Pledge, Assignment and Security Agreement (Second Senior Citadel Reserve Account) dated as of July 16, 2002 given by Prime Group Realty, L.P. in favor of Bayerische Hypo-Und Vereinsbank AG, New York Branch
     99.12         First Amendment to Loan Agreement  (BRE/City Center L.L.C.)
                   dated for reference purposes only as of June 27, 2002, between BRE/City Center L.L.C. and Corus Bank, N.A.
                                                         --
     99.13 Reaffirmation and Amendment of Limited Guaranty (Loan to BRE/City Center L.L.C.) entered into as of June 27, 2002 between Prime Group Realty, L.P. and Corus Bank, N.A.
                                                           --
     99.14         Press  Release of Prime Group  Realty  Trust dated July 16,
                   2002.








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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRIME GROUP REALTY TRUST


Dated: July 18, 2002                        By:    /s/  Louis G. Conforti
                                                   ----------------------

                                                   Louis G. Conforti
                                                   Co-President and
                                                   Chief Financial Officer